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Cambiar Aggressive Value Fund

Summary Prospectus | September 1, 2011

TICKER: Investor Class Shares -- CAMAX


Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.cambiar.com/Invest-Today/amp;phpMyAdmin/34ec4dcc3407t7c43b950. You can also get this information at no cost by calling 1-866-777-8227, by sending an e-mail request to cambiarfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated September 1, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

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FUND INVESTMENT OBJECTIVE
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The Cambiar Aggressive Value Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES
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This table describes the fees and expenses that you may pay if you buy and hold
Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days) 2.00%
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                                        1.00%
Other Expenses                                                         0.20%
Shareholder Service Fees                                               0.25%
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Total Annual Fund Operating Expenses                                   1.45%
Less Fee Reductions and/or Expense Reimbursements(1)                  (0.10)%
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Total Annual Fund Operating Expenses After Fee
Reductions and/or Expense Reimbursements                               1.35%

(1) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.35% of the Fund's Investor Class Shares' average daily net assets until September 1, 2012. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.35% to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place (but after September 1, 2009). This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2012.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 Year          3 Years          5 Years          10 Years
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          $137            $449             $783             $1,727

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 128% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
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Normally, the Fund invests at least 65% of its net assets in equity securities of U.S. and non-U.S. companies within any market capitalization range. The equity securities in which the Fund will invest may include convertible securities. The Fund may also sell securities short as part of its investment strategy. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short.

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The Fund typically invests in a portfolio of 20-30 issuers that Cambiar
Investors LLC ("Cambiar" or the "Adviser") believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund's investment strategy, the Fund is considered to be non-diversified. The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements.

Consistent with its effort to create a focused portfolio of the companies which it believes represent the best opportunities for long-term capital appreciation, the Adviser may at times allocate a significant percentage of the Fund's assets to securities of non-U.S. companies that trade in either domestic or foreign markets. The Adviser may invest in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Adviser's allocation among various foreign countries does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. There is no limit on investments in securities of foreign issuers, including emerging markets issuers.

The following are typical factors the Adviser considers when purchasing stocks:

o        Low price-earnings ratio relative to historic norms and peer group;

o        Low cash flow multiple relative to historic norms and peer group;

o New product and/or restructuring potential under-appreciated by the marketplace;

o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

o Excessive investor pessimism in relation to overall outlook for com-pany over the medium to long term.

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The Adviser's short strategy is utilized opportunistically and is driven by the same underlying philosophy and investment process as the long portion of the portfolio. If the Adviser determines that a company does not have the underlying fundamentals to be added to the Fund as a long position, it will consider using the stock speculatively as a short position or as a paired trade to hedge a long position in the Fund.

The Adviser may sell a stock that the Fund holds long because:

o It realizes positive developments and achieves its target price;

o It experiences exaggerated price moves relative to actual developments; or

o It experiences or a change in deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND
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As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

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When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market

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price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

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The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

When the Fund sells securities "short," the Fund may be subject to substantially higher risks and greater volatility than most mutual funds. The Fund seeks to increase return and reduce risk by using short sales and other forms of volatile financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

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PERFORMANCE INFORMATION
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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

CALENDAR YEAR RETURNS

         (43.82%)          77.88%          38.54%
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          2008              2009            2010


During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 30.74% (quarter ended 09/30/2009) and the lowest return for a quarter was (32.16)% (quarter ended 09/30/2008). The Fund's Investor Class Shares' total return from 1/1/2011 to 6/30/2011 was 9.85% .


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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                        SINCE
                                                                      INCEPTION
INVESTOR CLASS SHARES                                 1 YEAR          (08/31/07)
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Fund Returns Before Taxes                             38.54%           10.82%
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Fund Returns After Taxes on Distributions             37.20%           10.20%
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Fund Returns After Taxes on Distributions
and Sale of Fund Shares                               25.46%            8.98%
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Russell 3000[R] Index (reflects no deduction
for fees, expenses, or taxes)                         16.93%           (1.76)%
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INVESTMENT ADVISER
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Cambiar Investors LLC

PORTFOLIO MANAGER
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Brian M. Barish, CFA, President, Director of Research, joined the Adviser in
1997 and has managed the Fund since its inception.


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PURCHASING AND SELLING FUND SHARES
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To purchase shares of the Fund for the first time, you must invest at least
$2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs). Thereafter your investments must be at least $100.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares.

TAX INFORMATION
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Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
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If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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                                                                 CMB-SM-004-0200